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                                                                    Exhibit 99.1

                     REAL ESTATE PURCHASE AND SALE AGREEMENT

      THIS REAL ESTATE PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made and entered into effective as of the 21st day of September, 2005 (the "EFFECTIVE DATE"), by and between BELK, INC., a Delaware corporation (hereinafter referred to as "SELLER"), and JMB LAND COMPANY, LLC, a North Carolina limited liability company (hereinafter referred to as "PURCHASER").

                              W I T N E S S E T H:

      WHEREAS, Seller is the owner of that certain tract of land located in Lancaster County, South Carolina, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the "LAND"), together with
(i) all improvements, if any, located on the Land and any and all trees, plants and landscaping on the Land (collectively, the "IMPROVEMENTS"); (ii) all oil, gas, water, mineral rights and water rights, whether or not appurtenant thereto, ownership of which affects the Property; (iii) all easements, rights of way and any and all other rights appurtenant thereto; and (iv) all permits and other appurtenances. The Land and Improvements, and such other property and rights described above are hereinafter collectively referred to as the "PROPERTY"; and

      WHEREAS, Purchaser desires to purchase the Property from Seller, and Seller desires to sell the Property to Purchaser, on the terms and conditions set forth hereinafter.

      NOW THEREFORE, the parties hereto do hereby agree as follows:

      1. SALE OF THE PROPERTY. Seller agrees to bargain, sell, grant, convey and deliver the Property to Purchaser, and Purchaser agrees to purchase and accept the Property from Seller, for the price and on the terms and conditions set forth herein.

      2. PURCHASE PRICE/EARNEST MONEY DEPOSIT. (a) The total purchase price for the Property (the "PURCHASE PRICE") is FOUR MILLION EIGHTY-FIVE THOUSAND AND NO/100 DOLLARS ($4,085,000.00) payable by Purchaser to Seller at the Closing (as hereinafter defined), subject to prorations and other credits provided for in this Agreement. Payment of the Purchase Price shall be by attorney's trust account check or other mutually acceptable transfer.

      (b) Purchaser shall, within five (5) business days after the full execution of this Agreement, deposit with Seller (Seller, in such capacity, the "ESCROW AGENT") an earnest money deposit in the amount of FORTY THOUSAND and NO/100 DOLLARS ($40,000.00) by company check or other mutually acceptable transfer of funds (the "EARNEST MONEY DEPOSIT"). The Earnest Money Deposit shall be applied to the Purchase Price at the Closing. In the event of a Permitted Termination (as defined herein) by Purchaser hereunder, or in the event of a default hereunder, the Earnest Money Deposit shall be disbursed as set forth herein.

      3. SURVEY. Purchaser shall be entitled to obtain a survey (the "SURVEY") of the Land which shall show such items and otherwise be in such detail as Purchaser shall determine.

      4. TITLE; CONDITION OF THE PROPERTY. (a) Seller shall deliver to Purchaser promptly after the date of this Agreement copies of all existing title insurance policies, attorney's opinions on title and surveys in Seller's possession or control pertaining to the Property. At Closing and as a condition to Purchaser's obligation to perform under this Agreement, Seller shall deliver to Purchaser a limited warranty deed (the "Deed"), in form and content reasonably satisfactory to Purchaser's counsel with transfer tax paid at Seller's expense, (i) conveying to Purchaser good, indefeasible, fee simple, marketable and insurable title to the Property subject only to the Permitted Exceptions (as defined below) and
(ii) containing covenants of title stating that Seller is seized of the Property in fee simple, and that Seller has bargained, sold and conveyed unto Purchaser and its successors and assigns in title the Property in fee

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simple, and that Seller will warrant and defend title against the claims of all persons or entities claiming by, through or under the Seller. Said title shall be insurable both as to fee and marketability at regular rates by the Title Company. The title insurance policy or policies of the Title Company shall provide full coverage against mechanics' or materialmen's liens.

      (b) The Property shall be conveyed by Seller to Purchaser free and clear of all liens, encumbrances, claims, rights-of-way, easements, leases, restrictions, restrictive covenants and other matters affecting title except those matters set forth on Exhibit B attached hereto and incorporated herein by reference (the "PERMITTED EXCEPTIONS").

      (c) The Property shall be acquired by Purchaser "as is, where is, and with all faults" and Purchaser acknowledges that, except for the warranties contained in the Deed and the representations and warranties contained in this Agreement, the conveyance shall be made without any representations or warranties of any kind, including, but not limited to, any warranty of habitability, merchantability or fitness for a particular purpose, whether express or implied, as to the condition thereof or as to the environmental condition of the Property. The provisions of this Subparagraph 4(c) shall survive the Closing and the delivery of the Deed.

      5. CLOSING DELIVERIES AND EXPENSES. (a) The Closing shall consist of the execution and delivery by Seller to Purchaser of the Deed and other documents customarily executed by a seller in similar transactions, including without limitation, an owner's affidavit, lien waiver forms and a non-foreign affidavit; the delivery of full possession of the Property subject only to the Permitted Exceptions; and the payment by Purchaser to Seller of the Purchase Price less credits and prorations provided for in this Agreement. The Closing shall take place in the offices of Belk Stores Services, Inc., 2801 West Tyvola Road, Charlotte, North Carolina 28217, or such other place as is mutually agreeable to Purchaser and Seller, upon the first to occur of (i) August 31, 2006, or (ii) an earlier date as directed by the Seller, but not earlier than February 1, 2006, provided, however, that Seller shall so notify Purchaser in writing at least thirty (30) days prior to the date of Closing if earlier than August 31, 2006.

      (b) Seller shall pay the following: (i) all intangible taxes and similar costs, and all sales, use, transfer and similar taxes, if any, relating to the transfer of the Property pursuant hereto; (ii) cost of preparation of the Deed and the other documents to be delivered by Seller; and (iii) all documentary transfer taxes or other fees levied by state or local authorities in connection with the Closing and transfer of title. Purchaser shall pay the following: (i) the Deed recording fee, if any; and (ii) the costs of obtaining the Survey, title insurance commitment and policy and environmental audit and other due diligence reports. Each party hereto agrees to bear its proportionate share of the expenses to be prorated as set forth in this Agreement and, except as otherwise provided herein, its own expenses, including but not limited to, attorneys' and advisors' fees.

      6. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION. Purchaser's obligation to perform under this Agreement is subject to and contingent upon (i) there having been no material adverse change in the status or condition of the Property after the date hereof and (ii) the condition set forth in Section 4 hereof. Unless specifically stated otherwise, conditions to obligations hereunder are for the benefit of Purchaser and may be waived in writing by Purchaser. In the event that any of the above conditions is not satisfied at or prior to the date of Closing, Purchaser may terminate this Agreement, which termination shall be a Permitted Termination as provided in this Agreement.

      7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties to Purchaser, all of which shall be true and correct as of the date hereof and as of the date of Closing:

      7.1. NO VIOLATION. To the best of Seller's knowledge, without investigation, neither the Property, nor the use thereof is in violation of any applicable federal, state and local fire, zoning, health, environmental, subdivision, building, labor, earthquake or any other federal, state or local codes, laws, rules and regulations. No notice has been served on or delivered to Seller from any entity, governmental body, or individual claiming any such violation or demanding payment or contribution for environmental damage. There are no pending or threatened actions or governmental proceedings concerning condemnation, eminent domain, zoning change, required environmental

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remedial action or otherwise, to which Seller or the Property is subject that would adversely affect the Property. Seller has no understanding or agreement with any taxing or assessing authority respecting the imposition or deferment of any taxes or assessments respecting the Property except agricultural tax deferment.

      7.2. NO INTEREST IN PROPERTY. Seller has not entered into any leases, service contracts or rental agreements with respect to any of the Property.

      7.3. SELLER AUTHORIZATIONS. Seller is a corporation, duly organized and validly existing under the laws of the State of its organization. Seller has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Seller's performance of this Agreement and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller and the individuals executing this Agreement and the documents contemplated hereby on behalf of Seller have full power and authority to legally bind Seller.

      7.4. SUITS, ACTIONS. There are no suits, actions or arbitrations, or legal, administrative, or other proceedings or governmental investigations, formal or informal, pending, or to the best of Seller's knowledge without investigation, threatened, which relate to or affect the Property or to its prior operation.

      7.5. HAZARDOUS MATERIALS. To the best of Seller's knowledge, without investigation, (i) no hazardous or toxic wastes, substances, materials, pollutants, nor any asbestos or petroleum-based products (collectively, "HAZARDOUS MATERIALS") are now located on the Property; (ii) neither Seller nor any other person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed of on, under or at the Property or any part thereof; (iii) no part of the Property is being used or has ever been used for the disposal, storage, treatment, processing, manufacturing or other handling of Hazardous Materials; and (iv) no part of the Property is affected by any Hazardous Materials contamination. Seller knows of no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials contamination proposed, threatened, anticipated or in existence with respect to the Property. Seller has no knowledge that the Property is currently on or has ever been on, any federal or state "Superfund" or "Superlien" list. To the best of Seller's knowledge, without investigation, there are no underground storage tanks on the Property.

      8. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby makes the following representations and warranties to Seller, which shall be true and correct as of the date hereof and as of the date of the Closing: Purchaser is a limited liability company, duly organized and validly existing in the State of its organization or incorporation. Purchaser has full power and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby. Purchaser's performance of this Agreement and the transaction contemplated hereby have been duly authorized by all requisite action on the part of Purchaser and the individuals executing this Agreement and the documents contemplated hereby on behalf of Purchaser have full power and authority to legally bind Purchaser.

      9. COVENANTS AND INTERIM RESPONSIBILITIES OF SELLER. Seller agrees that during the period between the date hereof and the date of Closing: (a) Seller will manage or cause to be managed the Property substantially in accordance with procedures similar to those existing immediately prior to the date hereof; (b) as and when Seller receives or discovers any action, information or documentation required to be delivered to Purchaser under this Agreement, it will immediately deliver same to Purchaser; (c) Seller shall not further encumber the Property or any part thereof, or convey, lease or transfer any interest therein (or permit the encumbrance, conveyance, lease or transfer thereof) without Purchaser's prior written consent; (d) Seller shall not execute or make any agreement or other arrangement which may bind or obligate the Property (or any real property interest affected by the Property), or Purchaser or Purchaser's successors and assigns without Purchaser's prior written consent; and (e) Seller will not undertake any negotiations for the sale or lease of the Property or any portion thereof during the term of this Agreement.

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      10. PRORATIONS. Ad valorem taxes due and payable within the calendar year of the Closing shall be prorated between Purchaser and Seller as of the date of Closing. All utility charges, expenses relating to the Property and income derived from the Property shall be prorated as of the date of Closing in the manner customary under the laws of the state in which the Property is located, based upon actual days involved. To the extent that the actual amounts of such charges, expenses, and income referred to in this Section are unavailable at the date of Closing, the closing statement(s) shall be based upon estimated amounts, and an adjustment of these items shall be made upon the request by either party to this Agreement within thirty (30) days after the date of Closing or in the case of taxes, within thirty (30) days after the amount of actual taxes is available. Any such adjustment payment shall be made within fifteen (15) days after notification by either party that such adjustment is necessary. Seller shall, on or before the date of Closing furnish to Purchaser and Purchaser's counsel all information necessary to compute the prorations provided for in this Section.

      11. RISK OF LOSS. All risk of loss with respect to the Property shall remain with Seller until the Closing occurs. If, prior to the date of Closing, there shall occur damage to the Property caused by fire or other casualty, then Purchaser may at its option terminate this Agreement by notice to Seller within ten (10) business days after Purchaser has received the notice referred to above or at the Closing, whichever is earlier, in which case the Earnest Money Deposit plus interest accrued thereon shall be returned to Purchaser and such termination shall be deemed a Permitted Termination under this Agreement. If Purchaser does not elect to terminate this Agreement, then (a) the Closing shall take place as provided herein, (b) Seller shall assign to Purchaser all rights to insurance proceeds and claims available as a result of such destruction or damage, and (c) Purchaser shall purchase the Property subject to such destruction or damage.

      12. CONDEMNATION. In the event that condemnation or eminent domain proceedings affecting all or any part of the Property are initiated prior to the date of Closing, Purchaser may, at its option, (a) terminate this Agreement by notifying Seller in writing within ten (10) business days after Purchaser first is advised of such proceedings, in which case the Earnest Money Deposit plus interest accrued thereon shall be returned to Purchaser and such termination shall be deemed a Permitted Termination under this Agreement; or (b) elect to consummate the transaction provided for herein, in which event Seller shall, at the Closing, assign to Purchaser all of its right, title and interest in and to any award or other benefits made or to be made in connection with such condemnation or eminent domain proceeding. In the event Purchaser elects to consummate the transactions provided for herein, Purchaser shall be entitled to participate with Seller in all negotiations and dealings with the condemning authority in respect of such matter and Purchaser shall have the right to finally approve any agreement with the condemning authority.

      13. TERMINATION, DEFAULT AND REMEDIES.

      13.1. PERMITTED TERMINATION. If this Agreement is terminated by Purchaser pursuant to a right given it to do so hereunder (a "PERMITTED TERMINATION"), the Earnest Money Deposit (including interest thereon) shall immediately be returned to Purchaser by the Escrow Agent, and this Agreement shall thereafter be null and void.

      13.2. DEFAULT BY SELLER. Seller shall be in default hereunder if any of Seller's warranties or representations set forth herein are untrue or inaccurate in any material respect when made or at the Closing; or if Seller shall fail or refuse to meet, comply with or perform any covenant, agreement, or obligation within the time limits and in the manner required in this Agreement. In the event of a default by Seller hereunder, Purchaser may, at Purchaser's sole option, do any of the following: (i) terminate this Agreement by written notice delivered to the Escrow Agent and to Seller at or prior to the Closing and upon receipt of such notice, the Escrow Agent shall, without any requirement for consent or approval from Seller, immediately return to Purchaser the Earnest Money Deposit and all interest accrued thereon and this Agreement shall terminate and thereafter become null and void; or (ii) enforce specific performance of this Agreement against Seller. If specific performance is not available to Purchaser because of an intentional and wrongful act of Seller, Purchaser shall be entitled to recover the Earnest Money Deposit and bring an action against Seller for monetary damages.

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      13.3. DEFAULT BY PURCHASER. Purchaser shall be in default hereunder if
Purchaser shall fail to deliver at the Closing any of the items required of Purchaser, for any reason other than a default by Seller hereunder or a Permitted Termination. Seller, as Seller's sole and exclusive remedy for such default, shall be entitled to terminate this Agreement by notice to Purchaser and receive from the Escrow Agent the Earnest Money Deposit and all interest earned thereon, it being agreed between Purchaser and Seller that such sum shall be liquidated damages for a default by Purchaser hereunder because of the difficulty, inconvenience, and uncertainty of ascertaining actual damages for such default.

      14. MISCELLANEOUS.

      14.1. NOTICES. All notices or other communications (the "NOTICES") required or permitted to be given by this Agreement shall be in writing and shall be either personally delivered, or sent via telecopy, or by Federal Express or other regularly scheduled overnight courier or sent prepaid by United States mail, registered or certified with return receipt requested. Said Notices shall be deemed received and effective on the earlier of (i) the date actually received (which, in the case of telecopied notice, shall be the date such telecopy is transmitted, and, in the case of Notices sent by overnight courier, shall be deemed to be the day following delivery of such Notices to such overnight courier), or (ii) three (3) business days after being placed in the United States Mail as aforesaid. Said Notices shall be sent to the parties hereto at the following addresses, unless otherwise notified in writing:

    TO SELLER:     Belk, Inc.
                   2801 West Tyvola Road
                   Charlotte, North Carolina 28217
                   Attention:  Ralph A. Pitts
                   Telephone No.: (704) 426-8402
                   Telecopier No.: (704) 357-1883

    AND A COPY TO: Paul B. Wyche, Jr., Esq.
                   Belk Stores Legal Department
                   2801 West Tyvola Road
                   Charlotte, North Carolina 28217
                   Telephone No.: (704) 426-8404
                   Telecopier No.: (704) 357-1883

    TO PURCHASER:  JMB Land Company, LLC
                   2801 West Tyvola Road
                   Charlotte, North Carolina 28217
                   Attention: Susan Jamison
                   Telephone No.: (704) 426-8930
                   Telecopier No.: (704) 357-3087

    AND A COPY TO: Kathy L. Pilkington, Esq.
                   Helms Mulliss & Wicker, PLLC
                   201 North Tryon Street, Suite 3000
                   Charlotte, North Carolina 28202
                   Telephone No.: (704) 343-2112
                   Telecopier No.: (704) 343-2000

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      14.2. ENTIRE AGREEMENT. This Agreement constitutes the sole and entire agreement among the parties hereto and no modification of this Agreement shall be binding unless in writing signed by all parties hereto. Except as otherwise provided herein, the provisions and covenants contained herein shall inure to and be binding upon the heirs, assigns, successors, executors or administrators of the parties hereto. This Agreement shall be construed without regard to the rule that ambiguities in a document are to be construed against the drafter. Headings are included solely for convenience of reference and shall not be considered in the interpretation of this Agreement. This Agreement is to construed in accordance with the laws of the State in which the Property is located. No claim of waiver, consent, or acquiescence with respect to any provision of this Agreement shall be made against any party hereto except on the basis of a written instrument executed by or on behalf of such party. However, the party for whose unilateral benefit a condition is herein inserted shall have the right to waive such condition.

      14.3. SURVIVAL. The representations, warranties and agreements set forth in this Agreement shall survive the Closing and the delivery of the Deed.

      14.4. LIKE-KIND EXCHANGE. Purchaser agrees to cooperate with Seller if Seller desires to structure the sale of the Property as part of a like-kind exchange. In such event, Purchaser agrees to enter into such reasonably customary documents with Seller and/or a qualified intermediary to enable Seller's sale of the Property to qualify as a like-kind exchange, provided such arrangement shall be at no cost or expense to Purchaser and impose no additional liability on Purchaser. Seller shall assume the cost of preparation of any such documents and any fees charged by the qualified intermediary.

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      IN WITNESS WHEREOF each of the undersigned have caused this Agreement to be executed under seal on its behalf by its officers or agents thereunto duly authorized effective as of the date first above written.

                                 SELLER:

                                 BELK, INC., a Delaware corporation

Date of Execution
                                 By: /s/ Ralph A. Pitts                   (SEAL)
                                     ------------------------------------
By Seller: 09/20/05              Name: Ralph A. Pitts
                                 Title: Executive Vice President

                                 PURCHASER:

                                 JMB LAND COMPANY, LLC, a North Carolina limited
                                 liability company
Date of Execution
                                 By: /s/ John M. Belk                     (SEAL)
                                     ------------------------------------
By Purchaser: 09/21/05           Name: John M. Belk
                                 Title: Member/Manager

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                                    EXHIBIT A

                            Legal Description of Land

PARCEL ONE:

ALL that certain piece, parcel or tract of land, lying, being and situate in Indian Land Community, Lancaster County, South Carolina, on the west side of U.
S. Highway 521 South, containing one hundred eighty-six and seven hundred twenty-eight thousandths (186.728) acres, more or less, and being shown, described and designated as "TRACT #4, TOTAL AREA = 186.728 AC., DBK. S-4 PG. 403, PBK. 2 PG. 216, AREA IN HWY. R/W = 0.809 AC." on plat of survey made by J.
C. Crumpler, RLS, dated February 23, 2000, entitled "PLAT OF PROPERTY OF BELK'S DEPARTMENT STORE OF LANCASTER, S.C., INC." and recorded in the Office of the Clerk of the Register of Deeds for Lancaster County, South Carolina in Plat Book 2000, Page 331. Reference to said plat is hereby made for a more particular description.

PARCEL TWO:

ALL that certain piece, parcel or tract of land, lying, being and situate in Indian Land Community, Lancaster County, South Carolina, on the west side of U.
S. Highway 521 South, containing two thousand five hundred thirteen ten-thousandths (0.2513) acre, more or less, and being shown, described and designated as "TRACT #3, AREA = 0.2513" on plat of survey made by J. C. Crumpler, RLS, dated February 23, 2000, entitled "PLAT OF PROPERTY OF BELK'S DEPARTMENT STORE OF LANCASTER, S.C., INC." and recorded in the Office of the Clerk of the Register of Deeds for Lancaster County, South Carolina in Plat Book 2000, Page 331. Reference to said plat is hereby made for a more particular description.

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                                    EXHIBIT B

                              Permitted Exceptions

1. Ad valorem real property taxes for the year in which the Closing occurs (but excluding therefrom any deferred taxes which Seller shall pay on or before Closing).

2. All easements, rights-of-way, covenants, conditions, restrictions and other matters of record, excepting therefrom any monetary liens such as, without limitation, any deed of trust or judgment.